Logan Capital Large Cap Growth Fund
Summary Prospectus
August 28, 2014

Institutional Class	LGNGX
Investor Class	LGNHX

Before you invest, you may want to review the Logan Capital Large Cap Growth Fund’s (the “Large Cap Growth Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated August 28, 2014, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory Prospectus, SAI and other information about the Fund online at http://www.logancapital.com/funds.  You can also get this information at no cost by calling 1-855-215-1200 or by sending an e-mail request to funds@logancapital.com.

Investment Objective
The Large Cap Growth Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Large Cap Growth Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Investor Class
Redemption Fee (as a percentage of amount redeemed on shares held for 180 days or less)	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses (includes Shareholder Servicing Plan Fee)	1.48%	1.45%
Shareholder Servicing Plan Fee	0.10%	0.10%
Total Annual Fund Operating Expenses	2.13%	2.35%
Less: Fee Waiver and Expense Reimbursement(1)	-0.88%	-0.85%
Net Annual Fund Operating Expenses	1.25%	1.50%
(1)
Logan Capital Management, Inc. (the “Advisor”) has contractually agreed to waive a portion or all of its management fees and pay Large Cap Growth Fund expenses (excluding acquired fund fees and expenses (“AFFE”), taxes, interest expense, dividends on securities sold short and extraordinary expenses) in order to limit Net Annual Fund Operating Expenses to 1.25% and 1.50% of average daily net assets of the Fund’s Institutional Class shares and Investor Class shares, respectively (the “Expense Caps”).  The Expense Caps will remain in effect through at least August 27, 2015, and may be terminated only by the Trust’s Board of Trustees (the “Board”).  The Advisor may request recoupment of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, subject to the Expense Caps.

Example
This Example is intended to help you compare the cost of investing in the Large Cap Growth Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Caps only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$127	$582	$1,063	$2,393
Investor Class	$153	$652	$1,178	$2,621

Portfolio Turnover
The Large Cap Growth Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies of the Fund
Under normal market conditions, the Large Cap Growth Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in large capitalization equity securities.  The Fund expects to invest principally in equity securities that are traded on U.S. securities exchanges. For purposes of the Fund’s investments, large capitalization securities are those whose market capitalization at the time of purchase falls within the range of the Russell 1000® Index.  As of the most recent reconstitution, companies in the Russell 1000® Index have market capitalizations ranging from $2.2 billion to $545 billion.  Equity securities in which the Fund may invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants, and may include securities of companies that are offered pursuant to an initial public offering (“IPO”).  The Fund may invest up to 20% of its total assets in securities of foreign issuers, including issuers in emerging markets.  Additionally, the Fund may invest up to 15% of its total assets in other investment companies, including exchange-traded funds (“ETFs”), and may purchase and sell options on equities and stock indices with respect to 10% of its total assets.  The Fund may also sell securities short with respect to 10% of its total assets.

The Large Cap Growth Fund’s investment process is “bottom up” and focused on superior security selection.  The investment team utilizes a three-component process that includes top-down macroeconomic analysis, fundamental research and technical analysis.  For a stock to be eligible for portfolio inclusion, it must pass all three independent components of this process.

1.)
Macroeconomic analysis - To aid in security selection, the Advisor begins by analyzing macroeconomic factors including, but not limited to, trends in real gross domestic product (“GDP”) growth, short and long-term interest rates, yield curve, inflation, Federal Reserve Board actions, productivity gains and corporate cash flow.

2.)
Fundamental analysis – Investment ideas are generated utilizing the Advisor’s proprietary ranking and screening tool which assigns a score, based on a number of factors, to a broad universe of stocks. Factors considered include, but are not limited to, market expansion opportunities, market dominance and/or pricing power, significant barriers to entry and a strong balance sheet.

3.)	Technical Analysis – Evaluation that examines a stock’s pricing behavior and chart patterns to determine an uptrend or downtrend and other characteristics.

The Advisor may sell a position when it no longer qualifies for purchase under at least two of the three independent components.

Principal Investment Risks
Losing all or a portion of your money on your investment is a risk of investing in the Large Cap Growth Fund.  The following additional risks could affect the value of your investment:

•
Management Risk.  The Large Cap Growth Fund is an actively managed portfolio.  The Advisor’s management practices and investment strategies might not produce the desired results.  The Advisor may be incorrect in its assessment of a stock’s appreciation potential.

•
Market Risk. The prices of the securities in which the Large Cap Growth Fund invests may decline for a number of reasons.  These reasons may include changing economic circumstances and/or perceptions about the creditworthiness of individual issuers.

•
Equity Risk.  The equity securities held by the Large Cap Growth Fund may experience sudden, unpredictable drops in value or long periods of decline in value that could affect the value of the Fund’s shares and the total return on your investment.

•
Growth Style Investment Risk.  Growth stocks can perform differently from the market as a whole and from other types of stocks.  While growth stocks may react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks by rising or falling in price in certain environments, growth stocks also tend to be sensitive to changes in the earnings of their underlying companies and more volatile than other types of stocks, particularly over the short term.

•
Investment Company Risk.  When the Large Cap Growth Fund invests in an ETF or mutual fund, it will bear additional expenses based on its pro rata share of the ETF’s or mutual fund’s operating expenses, including the potential duplication of management fees.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund also will incur brokerage costs when it purchases ETFs.

•
Foreign Securities and Emerging Markets Risk.  The Large Cap Growth Fund may invest in foreign securities, including in emerging markets.  These foreign investments are subject to special risks.  Foreign securities can be more volatile than domestic (U.S.) securities.  Securities markets of other countries are generally smaller than U.S. securities markets.  Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.  In addition, the Fund may invest in emerging markets which are more volatile than the markets of developed countries.

•
Options Risk.  Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities.  Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.

•
Initial Public Offering Risk.  The Large Cap Growth Fund may purchase securities of companies that are offered pursuant to an IPO.  The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.

•
Short Sales Risk.  A short sale is the sale by the Large Cap Growth Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

•
Sector Emphasis Risk.  Sector emphasis risk is the risk that the securities of companies in the same or related businesses, if comprising a significant portion of the Large Cap Growth Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or financial developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.

Performance
The following information provides some indication of the risks of investing in the Large Cap Growth Fund by showing the Fund’s performance for one year and by showing how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.logancapital.com/funds or by calling the Fund toll-free at 1-855-215-1200.

Calendar Year Total Return as of December 31 - Institutional Class*

* The Large Cap Growth Fund’s year-to-date return as of June 30, 2014 was 1.87%.

During the period of time shown in the bar chart, the Large Cap Growth Fund’s highest quarterly return was 12.50% for the quarter ended December 31, 2013, and the lowest quarterly return was 1.14% for the quarter ended June 30, 2013.

Average Annual Total Returns (For the periods ended December 31, 2013)	1 Year	Since Inception (6/28/2012)
Institutional Class
Return Before Taxes	36.36%	27.32%
Return After Taxes on Distributions	36.36%	27.32%
Return After Taxes on Distributions and Sale of Fund Shares	20.58%	21.11%
Investor Class
Return Before Taxes	36.05%	26.97%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	27.02%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).  After-tax returns are shown only for the Institutional Class; after-tax returns for the Investor Class will vary to the extent it has different expenses.

Management
Investment Advisor:  Logan Capital Management, Inc. is the investment advisor of the Large Cap Growth Fund.

Portfolio Managers:  Messrs. Al Besse, Stephen S. Lee and Dana H. Stewardson, each a Principal of Logan Capital Management, Inc., are the portfolio managers primarily responsible for the day-to-day management of the Large Cap Growth Fund and have managed the Fund since its inception in 2012.

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange Large Cap Growth Fund shares on any business day by written request via mail (Logan Capital Large Cap Growth Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 1-855-215-1200, or through a financial intermediary.  You may also purchase or redeem Fund shares by wire transfer.  Investors who wish to purchase, redeem or exchange Fund shares through a financial intermediary should contact the financial intermediary directly.  The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class
All Accounts	$500,000	$50
Investor Class
Regular	$5,000	$50
Automatic Investment Plan	$5,000	$50
Coverdell Accounts	$2,000	$50
Retirement Accounts	$1,000	$50

Tax Information
The Large Cap Growth Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”).  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Large Cap Growth Fund through a broker-dealer or other financial intermediary, the Fund and/or the Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.